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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): January 6, 2003

                       Commission File Number: 333-82617

    Michigan           Venture Holdings Company LLC             38-3470015

    Michigan           Vemco, Inc.                              38-2737797

    Michigan           Venture Industries Corporation           38-2034680

    Michigan           Venture Mold & Engineering Corporation   38-2556799

    Michigan           Venture Leasing Company                  38-2777356

    Michigan           Vemco Leasing, Inc.                      38-2777324

    Michigan           Venture Holdings Corporation             38-2793543

    Michigan           Venture Service Company                  38-3024165

    Michigan           Experience Management, LLC               38-3382308

    Michigan           Venture Europe, Inc.                     38-3464213

    Michigan           Venture EU Corporation                   38-3470019

    (State or other    (Exact name of registrant as             (I.R.S. Employer
    jurisdiction of    specified in its charter)                Identification
    incorporation or                                            Number)
    organization)

                  33662 James J. Pompo, Fraser, Michigan 48026
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (586) 294-1500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         A one-hour telephone conference call to discuss certain current issues that have been presented to Venture Holdings Company LLC and its subsidiaries ("Venture") will be held on:

         Date:                                 Tuesday, January 7, 2003

         Time:                                 10:30 a.m. Eastern

         Toll-free call-in number:             Domestic: 800-288-9626

                                               International: 612-332-0636

         Participants are asked to begin dialing in to the conference call ten minutes before its scheduled start time.

         Participating in the call on behalf of Venture will be James E. Butler, Executive Vice President.

         Venture will endeavor to answer as many questions as possible during the conference call, however, Venture requests that participants submit their questions prior to the conference call, via e-mail to pressquestions@ventureindustries.com, in order to allow more participants to ask questions and to permit Venture to provide as much information as possible during the call. Venture requests that each participant ask only one question at a time to allow as many participants as possible to participate. While Venture will attempt to answer as many questions as possible, not all questions can be answered.

         There will not be any replay of the conference call available following the call.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VENTURE HOLDINGS COMPANY LLC
                                        VEMCO, INC.
                                        VENTURE INDUSTRIES CORPORATION
                                        VENTURE MOLD & ENGINEERING CORPORATION
                                        VENTURE LEASING COMPANY
                                        VEMCO LEASING, INC.
                                        VENTURE HOLDINGS CORPORATION
                                        VENTURE SERVICE COMPANY
                                        EXPERIENCE MANAGEMENT LLC
                                        VENTURE EUROPE, INC.
                                        VENTURE EU CORPORATION


Date: January 6, 2003                   By:      /s/ James E. Butler
                                           -------------------------------------
                                              James E. Butler
                                              Executive Vice President





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